Prepared by:     Shughart, Thomson & Kilroy, P.C
Address:         120 West 12th Street
                 Kansas City, Missouri 64105
Telephone:       (816) 421-3355






             One hundred eighty day redemption MORTGAGE

                       AND SECURITY AGREEMENT


THIS ONE HUNDRED EIGHTY DAY REDEMPTION MORTGAGE AND SECURITY AGREEMENT (this "Mortgage") is made as of December 21, 2004, by and between AMCON Distributing Company, a Delaware corporation, having an address at 7405 Irvington Road, Omaha, Nebraska 68122 (the "Borrower"), in favor of GOLD BANK, a Kansas banking corporation, having an address at 800 West 47th Street, Kansas City, Missouri 64112 (the "Lender").


                            RECITALS:

A. Borrower has delivered to Lender the following promissory notes (collectively, the "Notes"):

1. A certain Term Real Estate Promissory Note (Real Estate Term Note) of even date herewith in the maximum principal amount of up to Nine Hundred Eighty-Four Thousand AND NO/100 DOLLARS ($984,000.00), with interest as therein specified, due December 31, 2009, if not sooner paid.

2. A certain Term Equipment Promissory Note (Equipment Term Note) of even date herewith in the maximum principal amount of up to Four
Hundred Eighty Thousand AND NO/100 DOLLARS ($480,000.00), with interest as therein specified, due March 1, 2010, if not sooner paid.

The Notes, the Mortgage, the Security Agreement between Borrower and Lender of even date herewith ("Security Agreement"), the Environmental Indemnity Agreement executed by Borrower in favor of Lender of even date herewith ("Environmental Indemnity Agreement") and any and all other documents executed in connection therewith shall be referred to herein as the "Loan Documents".

B. Borrower is delivering this Mortgage to secure the payment of the Indebtedness (hereinafter defined) including future advances and future obligations pursuant to South Dakota law.

C. THE PARTIES AGREE THAT THE PROVISIONS OF THE ONE HUNDRED EIGHTY DAY REDEMPTION MORTGAGE ACT GOVERN THIS MORTGAGE.

NOW, THEREFORE, Borrower for legally sufficient consideration, the receipt and sufficiency of which is hereby acknowledged, executes and delivers this Mortgage to secure the payment of the following indebtedness and obligations (collectively, the "Indebtedness"):

(A) The payment of the principal, interest and premium, if any, on the Notes according to their tenor and effect;

(B) All other sums due to Lender (including all sums advanced by Lender) hereunder or under any other instrument securing the Notes; and

(C) All other future advances of Lender to Borrower and all other future obligations of Borrower to Lender.

                         GRANTING CLAUSE

To secure the payment of the Indebtedness, Borrower hereby grants, bargains, sells, conveys, assigns, grants a security interest in, mortgages and warrants unto Lender and to its successors and assigns forever, the following described property (real and personal)
(collectively, the "Mortgaged Property"):

1. All of the real estate described in "Exhibit A" attached hereto and incorporated herein by reference, all tenements and hereditaments thereunto appertaining and all after acquired interests of every kind and nature therein, which real estate (the "Premises") is situated in the County of Pennington, State of South Dakota, together with all buildings, structures, fixtures, appurtenances and improvements thereon situate or which may hereafter be erected or placed thereon, all remainders and reversions in the Premises, all right, title and interest of Borrower in and to all streets, roads, boulevards, avenues or other public thoroughfares in front of and adjoining the Premises, including all easements, licenses and rights-of-way thereunto appurtenant, attached or belonging, and also all right, title and interest of Borrower in and to all strips and gores of land adjacent to the Premises; and

2. All engines, machinery, apparatus, equipment, furniture and furnishings now or hereafter located upon and used or furnished in connection with the letting or operation of said Premises (including, without limitation, all heating, lighting, ventilating, cooling, refrigeration and water supply apparatus and fixtures, ovens, furnaces, vent hoods and fans, bathtubs, sinks, water closets, basins, air conditioning units, pipes, faucets, mantels, refrigerators (mechanical or otherwise) dishwashers, disposals, stoves, ranges, clothes washers and dryers, shades, awnings, screens, blinds, rugs, carpets, mirrors, lamps, draperies, elevators, escalators, curtains, hangings, pictures, kitchen cabinets, sprinklers, alarm and monitoring systems, door opening and closing equipment, all equipment for the removal of dust, debris, snow, refuse or garbage, but excluding personal property owned by tenants and not by Borrower), and all replacements thereof; and

3. All rents, royalties, profits, revenues, incomes and other benefits of and from the property subject or required to be subject to the lien of this Mortgage, and all of the estate, right, title, and interest of every nature whatsoever of the Borrower in and to the same and every part and parcel thereof; and

4. All right, title and interest of Borrower in and to all leases, occupancy and rental agreements covering the Premises and the buildings, improvements and structures thereon, or any portion thereof, now or hereafter existing or entered into and all right, title and interest of Borrower thereunder, including, without limitation, all cash or security deposits, advance rentals and deposits or payments of a similar nature; and

5. All right, title and interest of Borrower in and to the following, including the right to receive the same, to-wit:

(a) All proceeds of insurance paid or payable as a result of damage to or destruction of the property described above; and

(b) Any and all awards or payments, including interest thereon, which may be made with respect to the property described above as a result of: (i) the exercise of the right of eminent domain; (ii) the alteration of the grade of any streets or roads; and (iii) any other damage or injury to or decrease in the value of the property described above;

in each such instance to the extent of all amounts which may be secured by this Mortgage on the date of receipt by the Lender of any such insurance proceeds, awards or payments, and to the extent of the reasonable counsel fees (to the extent not prohibited by law), costs and disbursements incurred by the Lender in connection with the collection of any such insurance proceeds, award or payment.


                             ARTICLE I
                 PARTICULAR COVENANTS OF BORROWER

Borrower covenants and agrees as follows:

1.01  PAYMENT OF INDEBTEDNESS.

That it will pay the Indebtedness in full as provided herein and in the Notes and the other Loan Documents and will perform and keep all the covenants and agreements in this Mortgage and in all other instruments securing payment of the Indebtedness. The Indebtedness shall not be prepaid except to the extent permitted by the terms of the Notes or the Loan Documents.

1.02  TITLE AND LIEN.

That at the delivery hereof, it is the lawful owner of the Mortgaged Property and is seized of a good and indefeasible estate of inheritance therein, free and clear of all liens and encumbrances, that it has full power to subject the same to the lien hereof and that it will warrant and defend the title thereto forever against the claims and demands of all persons whomsoever.

That the lien created by this Mortgage is a first and prior lien on the Mortgaged Property and that it will keep the Mortgaged Property free from all lien claims of every kind and will protect and defend the title and possession thereof so that this Mortgage shall be and remain a first lien thereon until the Indebtedness is fully paid, or if foreclosure sale be had hereunder so that the purchaser at the said sale shall acquire good title in fee simple to the Mortgaged Property free and clear of all liens and encumbrances.

1.03  FURTHER ASSURANCES.

That it will, at its expense, do all such further acts and execute, acknowledge, deliver and record financing and continuation statements and all such further instruments as Lender shall require to:

(a) Continue, preserve and maintain this Mortgage as a valid and subsisting first lien and prior security interest upon the Mortgaged Property enforceable in accordance with the terms and provisions of this Mortgage;

(b) Preserve and maintain the rights created by any other instruments securing the payment of the Indebtedness; and

(c) Preserve and maintain the priority of this Mortgage and all such other instruments securing the payment of the Indebtedness and the record notice thereof so that no rights or liens of others shall gain parity with or priority over this Mortgage and the other instruments securing the payment of the Indebtedness.

1.04  TAXES, ASSESSMENTS AND UTILITIES.

That it will forthwith pay all taxes, assessments, water and sewer charges and public charges, general and special, of every nature, now existing against the Mortgaged Property, and pay before delinquent all taxes, assessments, water and sewer charges and public charges, general and special of every nature hereafter levied or assessed thereon. In the event of the enactment after the date hereof of any Federal law or law of the State of South Dakota deducting from the value of land for the purpose of taxation, any lien thereon, or changing in any way the laws now in force for the taxation of deeds of trust or mortgages or debts secured by deeds of trust or mortgages, or the manner of the collection of any such taxes, so as to affect this Mortgage or the Indebtedness, then, in such case the whole of the unpaid principal sum secured by this Mortgage, together with the interest accrued thereon, shall, at the option of the Lender, without notice to any party, become immediately due and payable; provided, however, Lender agrees that it will not exercise such option to so declare such indebtedness to be immediately due and payable if Borrower shall pay before the same shall be delinquent any tax, imposition or assessment imposed by any such law resulting in Lender having to bear directly or indirectly the whole or any part of any tax, imposition or assessment imposed upon or with respect to the Mortgaged Property or this Mortgage or the lien created hereby. Borrower will pay (or cause to be paid) before delinquent all charges for gas, electricity, water, sewer or other public utility services furnished to the Mortgaged Property.

In the event Borrower shall fail to pay any of the foregoing before delinquent, Lender may (but shall not be obligated to) pay the same and any interest and penalties thereon and the sums so advanced with all costs and expenses thereof shall be secured hereby in accordance with the provisions hereof.

1.05 INSURANCE.

That it will keep the improvements now or hereafter on the Premises and the personal property, if any, included in the Mortgaged Property insured against loss or damage by fire and the hazards or perils covered by the extended coverage endorsement, boiler explosion, vandalism, malicious mischief and against such other casualties or hazards as may be required by Lender, including loss of rental income, all in companies, amounts, manner and form satisfactory to Lender so long as any of the Indebtedness remains unpaid, and will keep the originals of all such policies of insurance (the "Fire and Extended Coverage Policies") of whatever nature constantly assigned, pledged and delivered to Lender with a noncontributory mortgage endorsement making losses payable to Lender with the premiums thereon fully paid. The Fire and Extended Coverage Policies are hereby subjected to the lien of this Mortgage. All Fire and Extended Coverage Policies shall provide that the coverage evidenced thereby shall not be terminated or modified without thirty (30) days' prior written notice to Lender. Renewals of all Fire and Extended Coverage Policies shall be delivered to Lender at least thirty (30) days prior to the expiration of such policies. For further securing the payment thereof, Borrower hereby confers upon Lender the full right and power to settle and compromise all losses covered by the Fire and Extended Coverage Policies in excess of $15,000.00, together with the full right and power to demand, receive and receipt for all monies becoming payable thereunder, the same to apply, at the option of Lender toward the payment of the Indebtedness or the repair, restoration or rebuilding of the Mortgaged Property without affecting the lien of this Mortgage for the full amount of the Indebtedness before such damage or payment to Lender took place; and in the event of foreclosure hereunder, all right, title and interest of Borrower in and to the Fire and Extended Coverage Policies shall, at the option of the purchaser, pass to the purchaser at said foreclosure sale and Borrower shall receive credit in the amount of the applicable refund, if any. Notwithstanding anything to the contrary contained in this Section, insurance proceeds payable as a result of any damage to the Mortgaged Property in the amount of $15,000.00 or less for a single occurrence shall be paid to Borrower and Borrower shall restore, repair or replace the Mortgaged Property so damaged in accordance with the provisions of this Mortgage.

Borrower shall annually, so long as any of the Indebtedness remains unpaid, at least thirty (30) days prior to any applicable expiration dates, furnish Lender with receipts showing that the premiums for all Fire and Extended Coverage Policies have been paid in full for the next succeeding year. In the event Borrower shall for any reason fail to: (a) keep any of the Fire and Extended Coverage Policies in effect with the premiums fully paid; (b) keep the Fire and Extended Coverage Policies (including renewals thereof) duly assigned and delivered to Lender; and ) deliver certificates evidencing the renewals of the Fire and Extended Coverage Policies to Lender; all as above provided, Lender may (but shall not be obligated to) effect any such insurance paying the costs and expenses thereof and shall be secured for the sums so advanced in accordance with the provisions of this Mortgage.

1.06  MONTHLY TAX AND INSURANCE DEPOSITS.

Borrower will, at the option of Lender, at the time of each monthly payment required by the Notes, deposit with Lender an amount estimated by Lender to be sufficient to enable Lender to pay at least thirty
(30) days before they become due:

(a) All taxes, assessments, and other similar charges against the Mortgaged Property; and

(b) Yearly premiums to keep in force the insurance coverage required herein;

all of which funds shall be held by Lender for the benefit of Borrower without any obligation of Lender to pay interest thereon and shall be used and applied by Lender for the purposes and in the manner prescribed in this Section. In paying such items Lender may rely upon any tax bill, notice of assessment or premium notice furnished to Lender without further obligation to inquire into the validity or accuracy of such items. Upon demand of Lender, Borrower will deliver to Lender such additional monies as are necessary to make up any deficiency in the amount necessary to enable the Lender to pay the foregoing items. In the event of a default by Borrower in the performance of any of the terms, covenants or conditions contained herein or in the evidence of the Indebtedness, Lender may apply on the Indebtedness, in such manner as Lender shall determine, any funds of Borrower then in Lender's possession under this Section. A waiver by Lender of Lender's rights under this Section for any period of time or for Borrower or any of Borrower's successors in title shall not constitute a waiver of the provisions of this Section and Lender may on one or more occasions exercise its rights hereunder unless such waiver by Lender shall be in writing and shall specifically provide that Lender waives all of its rights under this Section for the entire term of this Mortgage. To the extent Borrower satisfies its obligations under this Section to deposit with Lender the amounts as herein above provided, Borrower shall be relieved of any further obligation to pay taxes, assessments and other similar charges against the Mortgaged Property and to pay the annual premiums to keep the required insurance in force as required hereby.

1.07  MAINTENANCE OF IMPROVEMENTS - COMPLIANCE WITH LAWS.

Borrower will:

(a) Keep the Mortgaged Property in good order and repair, and will not commit or suffer waste thereon, nor remove, raze or demolish any of the improvements located on the Premises without the prior written consent of Lender, nor do or permit to be done any act whereby the Mortgaged Property shall become less valuable;

(b) Perform and comply promptly with, and cause the Mortgaged Property to be maintained, used and operated in accordance with, any and all (i) present and future laws, ordinances, rules, regulations and requirements of every duly constituted governmental or quasi-governmental authority or agency having jurisdiction over Borrower or the Mortgaged Property, including without limitation, all applicable federal, state and local laws pertaining to air and water quality, hazardous materials, hazardous waste, waste disposal, air emissions and other environmental matters, all zoning and other land use matters, and rules, regulations and ordinances of the United States Environmental Protection Agency and all other applicable federal, state and local agencies and bureaus; (ii) similarly applicable orders, rules and regulations of any regulatory, licensing, accrediting, insurance underwriting or rating organization or other body exercising similar functions; (iii) similarly applicable duties or obligations of any kind imposed under any covenant, condition, agreement or easement, public or private; and (iv) policies of insurance at any time in force with respect to the Mortgaged Property. If Borrower receives any notice that Borrower or the Mortgaged Property is in default under or is not in compliance with any of the foregoing, or notice of any proceeding initiated under or with respect to any of the foregoing, Borrower will promptly furnish a copy of such notice to Lender; and

(c) Maintain and keep in full force and effect all licenses, permits and consents necessary or required by any such governmental authority or agency.

Borrower hereby represents and warrants that, neither Borrower nor, to the best of Borrower's knowledge, any other person or entity used, generated, stored or disposed of, on, under or about the Mortgaged Property any hazardous waste, toxic substances or related materials (hereafter referred to as "Hazardous Materials") (except for cleaning solvents and other materials commonly used in the conduct of Borrower's business in full compliance with all applicable laws). For the purposes of this Mortgage, Hazardous Materials shall include, but shall not be limited to, any substance, material, or waste which is or becomes regulated by any State or local government authority or the United States Government. The term "Hazardous Materials" includes, without limitation, any material or substance which is listed in the United States Department of Transportation Hazardous Materials Table (49 C.F.R. s 172.101) or which is included within the definition of a "hazardous substance", as that term is defined under the Comprehensive Environmental Response Compensation and Liability Act [42 U.S.C. s 9601(14)], as the same may be amended from time to time ("CERCLA"). Further, Borrower agrees that it will not permit the storage of any toxic materials or Hazardous Materials in, on or around the Mortgaged Property now or at any future time (except for cleaning solvents and other materials commonly used in the conduct of Borrower's business in full compliance with all applicable laws) and will indemnify and hold Lender harmless from and against any loss, liability, cost, expense or action(s) which may result in connection with Hazardous Materials or toxic material(s) as they relate to the Mortgaged Property.
Borrower's foregoing indemnity is independent of, and shall not be measured or affected by: (i) any amounts at any time owing under the Notes or the other Loan Documents; (ii) the sufficiency or insufficiency of any collateral (including, without limitation, the Premises) given to Lender to secure repayment of the Indebtedness;
(iii) any obligations of Borrower under the Notes or the other Loan Documents; (iv) the consideration given by Lender or any other party in order to acquire the Premises or any portion thereof; (v) the modification, expiration or termination of any of the Notes or the other Loan Documents; or (vi) the discharge or repayment in full of the Indebtedness (including, without limitation, by amounts paid or credit bid at a foreclosure sale or by discharge in connection with a deed in lieu of foreclosure). Borrower's obligations hereunder shall survive any transfer of title to all or any part of the Premises in connection with a foreclosure of this Mortgage, including, without limitation, a sale pursuant to judicial decree or power of sale, judicial consent foreclosure or by deed in lieu of such foreclosure. Lender's rights under this Section shall be in addition to any other rights and remedies under any other document or instrument now or hereafter executed by Borrower, or at law or in equity (including, without limitation, any right of reimbursement or contribution pursuant to CERCLA or any other law related to Hazardous Materials), and shall not in any way be deemed a waiver of any such rights. All obligations of Borrower hereunder shall be payable on demand, and shall bear interest from the date of such demand at a per annum interest rate equal to the default rate of interest calculated as specified in the Loan Documents, whether or not any of the other Loan Documents are then in effect.

If at any time it is determined that there are any toxic materials or Hazardous Materials located on the Mortgaged Property (other than cleaning solvents and other materials commonly used in the conduct of Borrower's business in full compliance with all applicable laws), Borrower shall diligently commence and continue to take such action, at its sole expense, as is necessary to comply with all environmental and safety requirements pertaining to the generation, transportation, use and disposal of such materials. Failure of Borrower to comply with all environmental and safety requirements of federal, state or local laws, statutes, ordinances or regulations, rules, court or administrative orders or decrees, or private agreements, shall constitute and be a default under this Mortgage and Lender, in lieu of foreclosure, shall have the option to require specific performance of Borrower's obligations hereunder.

Borrower hereby acknowledges and agrees that Lender has not participated, and shall not participate, in the management of Borrower and that any indicia of ownership which Lender may have in and to the Mortgaged Property by virtue of this Mortgage (and the rights granted to Lender herein) is primarily to protect Lender's security interest and lien in and to the Mortgaged Property.

If Borrower shall fail to comply with this Section, Lender may effect any needed repairs or alterations, maintain utility services and obtain security protection for the Mortgaged Property if the same is abandoned or vacant, obtain necessary licenses, permits and consents and take any other action Lender deems necessary to cause the Mortgaged Property to be in full compliance with this Section. In each such instance, Lender may (but shall not be obligated to) pay the costs and expenses thereof and shall be secured hereby for the sums so advanced.

1.08  PROTECTION OF MORTGAGES PROPERTY AND RIGHTS.

Lender shall have the right and power to institute and maintain or defend or intervene in such suits and proceedings as it may reasonably and in good faith deem necessary to:

(a) Prevent any impairment of the Mortgaged Property by any acts which may be unlawful or constitute a violation of this Mortgage;

(b) Enforce, defend, preserve or protect its interest (including the priority of the lien created hereby) in and to the Mortgaged Property and the income, royalties, revenue, rents, profits and other benefits arising therefrom and its rights and remedies under this Mortgage;

(c) Restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order would substantially impair the security hereunder or be substantially prejudicial to the interest of the Lender; and

(d) Defend, preserve or protect its interests should Lender become a party to any suit or proceeding by reason of this Mortgage.

All of Lender's costs and expenses (including attorneys' fees to the extent now or hereafter not prohibited by law) incurred in any such actions shall be secured hereby and be paid by Borrower on demand as provided herein.

1.09  ADVANCES SECURED.

If Borrower shall fail to perform its obligations under this Mortgage and if Lender shall advance its funds to ensure performance of such obligations or if Lender shall advance sums for or in connection with any suit or proceeding referred to herein, then the sums so advanced by Lender, together with the costs and expenses of effecting the same, shall be payable on demand with interest, at the default rate of interest specified in the Real Estate Term Note, from the date of payment. All sums advanced by Lender pursuant to the provisions of the Mortgage and the costs and expenses thereof with interest from the date of the advance at the default rate of interest specified in the Real Estate Term Note shall be added to and become a part of the indebtedness of Borrower until paid and the repayment thereof shall be secured by this Mortgage with the same priority and in the same manner as the Indebtedness.

1.10  DAMAGE TO MORTGAGED PROPERTY.

If all or any part of the Mortgaged Property shall be damaged by fire or other casualty, Borrower will promptly restore the Mortgaged Property to the equivalent of its original condition, regardless of whether or not there shall be any insurance proceeds therefor; provided, however, if Lender shall elect to apply the insurance proceeds to the payment of the Indebtedness, Borrower shall not be obligated to restore the Mortgaged Property. If a part of the Mortgaged Property shall be physically damaged through condemnation, the Borrower will promptly restore, repair or alter the remaining property in a manner satisfactory to Lender.

1.11  INSPECTIONS.

Lender is hereby authorized to enter upon and inspect the Mortgaged Property at any time during normal business hours during the life of this Mortgage and for such purposes is hereby granted an easement to enter upon and inspect the Mortgaged Property.

1.12  REPLACEMENTS - ALTERATIONS.

That none of the improvements, fixtures, apparatus, equipment and personal property, except personal property and trade fixtures owned by tenants, now or hereafter owned or leased by Borrower and now or hereafter attached to or located upon and used or furnished in connection with the operation or letting of the Mortgaged Property or any part thereof shall be removed unless replaced with similar property of equal or greater value and no building or other improvement now or hereafter on the Premises shall be materially structurally altered without the prior written consent of Lender.

1.13  DEMOLITION - EMINENT DOMAIN - INJURY OR DAMAGE.

Upon the actual or threatened waste, demolition or removal of any of the improvements now or hereafter on the Mortgaged Property or the condemnation or other taking (including without limiting the generality of the foregoing, changes of grades of streets or roads) under the power of eminent domain of all or any part of the Mortgaged Property or upon any other damage or injury to or any decrease in the value of the Mortgaged Property, the entire Indebtedness shall, at the option of Lender, without notice, become immediately due and payable. Borrower hereby assigns to Lender as additional security for the Indebtedness, all awards in any and all such proceedings, including all awards or payments for injury or damage to or any decrease in the value of the Mortgaged Property, which may, at the option of Lender, be applied on the Indebtedness after first deducting the costs and expenses of Lender (including attorneys' fees to the extent now or hereafter not prohibited by law) incurred in such proceedings and any balance of such monies then remaining shall be paid to Borrower. Borrower will give notice of any such proceedings or event to Lender and Lender may intervene therein for the protection of its interest in the Mortgaged Property. Borrower will execute and deliver to Lender from time to time such further instruments as may be requested by Lender to confirm such assignment to Lender of any such award or payment.

1.14  RENT ASSIGNMENT.

That the income, rents and profits and rental value of the Mortgaged Property and any and all present or future leases and rental and occupancy agreements are hereby pledged and assigned to Lender as additional security for the payment of the Indebtedness; provided, however, until a default or defaults in any of the terms, covenants and conditions of this Mortgage or of the Notes or any of the Loan Documents, Borrower shall be suffered and permitted to use and enjoy the Mortgaged Property and to receive when due, but not more than one
(1) month in advance except upon written approval of Lender, the income, rents and profits and rental value thereof.

In the event and during the continuance of any default or defaults, Lender, at its option and without notice, shall have full power and authority to do and perform any one or more of the following, to-wit:

(a) To take possession of the Mortgaged Property and to operate and maintain the same with full power and authority to lease the whole or any part thereof and to collect the income, rents and profits therefrom;

(b) To institute and carry on all actions and proceedings deemed necessary for the recovery of possession or the protection of all or any portion of the Mortgaged Property, and to institute and prosecute all actions and proceedings for the collection of income, rents and rental value then due and unpaid and thereafter to become due;

(c) To make repairs, improvements, alterations or additions deemed necessary;

(d) To pay the costs and expenses (including, to the extent now or hereafter not prohibited by law, attorneys' fees if one be employed), of any or all of the foregoing out of the income, rents and profits received, and to apply the balance toward the cost of discharging the obligations imposed upon Borrower by this Mortgage and the Indebtedness; and

(e) Lender shall in addition be entitled to have a receiver appointed by a court of proper jurisdiction to perform any and all of the foregoing functions.

The foregoing powers and authorities shall be operative whether or not foreclosure proceedings have been initiated and shall remain in effect after sale and during redemption periods, if any. Upon or after default or defaults in any of the terms, covenants or conditions of this Mortgage, or the Notes or any other Loan Documents, Lender, in addition to the foregoing, at its option and without notice, shall have full right, power and authority to enter upon the Mortgaged Property and to collect the income, rents and profits hereby assigned with or without taking actual possession of the Mortgaged Property or any equivalent action.

1.15  FINANCIAL STATEMENTS.

Borrower, at its expense, shall furnish to Lender all financial statements and other information required to be provided under the terms of the Loan Documents.

1.16  LEASES AFFECTING MORTGAGED PROPERTY.

Borrower will not enter into any lease or other agreement for possession or use of the Mortgaged Property without the prior written consent of Lender, which consent shall not be unreasonably withheld. If Borrower is permitted to enter into any lease or other agreement affecting the Mortgaged Property, Borrower will comply with and observe its obligations as landlord under all such leases and other agreements affecting all or any part of the Mortgaged Property. Borrower will furnish Lender with executed copies of all such leases (together with all amendments, modifications, addenda and additions thereof or thereto). Borrower will not, without the prior written consent of the Lender, reduce the amount of rent due under, extend the term of, accept surrender of or terminate, either orally or in writing, any lease or tenancy now existing upon the Mortgaged Property nor will Borrower waive performance of the obligations of the tenants thereunder nor permit an assignment or sublease without the prior written consent of Lender unless the same shall be expressly permitted by the terms of the lease. Borrower will not accept payment of rent for more than one (1) month in advance without the prior written consent of Lender. If requested by Lender, Borrower will separately assign to Lender, as additional security, any and all such leases whether now existing or hereafter created, including, without limitation, all rents, royalties, issues and profits of the Mortgaged Property from time to time accruing.

At the request of Lender, Borrower will enter into appropriate agreements that will effect the subordination of this Mortgage to any present or future leases of all or any part of the Mortgaged Property.

1.17  NO FURTHER ASSIGNMENTS OF LEASES - RENTS.

Borrower will make no assignment of leases, income, rents, profits or rental value of the Mortgaged Property for any present or future debts or obligations other than those secured by this Mortgage.


1.18  LEASES - FORECLOSURE.

In the event of a default under this Mortgage, Lender, at Lender's option, is authorized to foreclose this Mortgage subject to the rights of any tenants of the Mortgaged Property, and the failure to make any such tenants parties defendant to any such foreclosure proceeding and to foreclose their rights will not be, nor be asserted to be by the Borrower, a defense to any proceedings instituted by the Lender to collect the Indebtedness or any deficiency remaining unpaid after the foreclosure sale of the Mortgaged Property.

1.19  MAXIMUM INTEREST.

No provision of this Mortgage, the Notes or any of the other Loan Documents shall require the payment or permit the collection of interest in excess of the maximum amount not prohibited by law. If any such excess interest is provided for, or shall be adjudicated to be so provided for, in this Mortgage, in the Notes or in any other Loan Documents, neither Borrower nor its successors in title shall be obligated to pay such excess interest and the right to demand the payment of any such excess interest is waived. This provision shall control any other provision of this Mortgage, the Notes, and the other Loan Documents. Any such excess interest paid by Borrower shall automatically be treated as a permitted additional prepayment of principal, but no premium for such prepayment shall be charged to Borrower.

1.20  SECURITY AGREEMENT.

This Mortgage constitutes a Security Agreement between Borrower, as debtor, and Lender, as secured party, with respect to that portion of the Mortgaged Property, if any, which shall be subject to the Uniform Commercial Code.

1.21  WAIVER OF REDEMPTION.

In the event of a default by Borrower in the performance of the obligations imposed upon it by the terms of this Mortgage, the Notes or the other Loan Documents, neither Borrower nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any stay, extension or redemption laws or redemption periods or grace periods now or hereafter in force and affecting the Mortgaged Property in order to prevent or hinder enforcement, foreclosure, sale, confirmation of sale, or conveyance of the Mortgaged Property upon foreclosure or the final and absolute putting in possession thereof immediately after any such sale of the purchaser or purchasers thereat, and Borrower, for itself and its successors in title, to the full extent that it may lawfully do so for itself and its successors in title, hereby waives the benefit of all such laws.


1.22  TRANSFER OR FURTHER ENCUMBRANCE OF MORTGAGED PROPERTY.

In the event that the Borrower sells, assigns, transfers, conveys or otherwise alienates or further mortgages or encumbers the Mortgaged Property or any part thereof or interest therein whether legal or equitable, and whether voluntarily or involuntarily or by operation of law, without in each such instance the prior written consent of Lender, which consent may be withheld for any reason, Lender may elect to (a) declare a default hereunder, (b) declare the total outstanding Indebtedness, together with interest thereon and premium, if any, at once due, payable and collectible, and/or (c) exercise any and all rights and remedies available to Lender by this Mortgage, the Notes, or any of the other Loan Documents, notice of such election being expressly waived.

1.23  USE OF MORTGAGED PROPERTY.

Borrower shall operate the Mortgaged Property at all times in accordance with all applicable laws.


                              ARTICLE II
                        DEFEASANCE - DEFAULTS

Borrower covenants and agrees with Lender as follows:

2.01  DEFEASANCE.

If the Indebtedness be paid when due and the covenants and agreements in this Mortgage, the Notes, and all other Loan Documents be faithfully kept and performed, then these presents shall be null and void and the Mortgaged Property shall be released from the lien hereof at the cost of Borrower.

2.02  DEFAULTS.

Upon the occurrence of an Event of Default (as defined in the Security Agreement and the Loan Documents), this Mortgage shall stay in force and during the continuance of any such Event of Default:

(a) Lender may declare the entire Indebtedness (including, without limitation, unpaid principal, accrued and unpaid interest and premiums, if any) to be due and payable immediately, and upon any such declaration the same shall be immediately due and payable;

(b) Lender shall be entitled to foreclose this Mortgage and shall be entitled to a judgment for the Indebtedness, including all attorney fees, costs and expenses of enforcing the same, to the extent now or hereafter not prohibited by law, and shall be entitled to a decree for the sale of the Mortgaged Property in satisfaction of said judgment foreclosing all of the rights and equities of Borrower in and to the Mortgaged Property, as well as all persons claiming under Borrower and at which sale appraisement of the Mortgaged Property, the marshalling of assets and all benefits of the Exemption and Stay Laws of the State of South Dakota are hereby expressly waived by Borrower;

(c) Lender shall continue to have the optional rights to exercise any or all other powers, rights and remedies given Lender by this Mortgage, including, but not by way of limitation, the right to pay taxes, assessments, insurance and the cost of repairs and the like given to it herein and the repayment of all such funds with interest thereon as herein provided shall be secured by this Mortgage;

(d) Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code; and

(e) Lender shall have, in addition to the foregoing, all rights and remedies given by law and equity, including the right to have a receiver appointed for the Mortgaged Property who shall take immediate possession of the Mortgaged Property, preserve, maintain, manage, operate and lease the Mortgaged Property and collect all income, rents and profits therefrom. All income, rents and profits so collected by such receiver, after first deducting therefrom all costs and expenses incurred by the receiver in the performance of his rights, duties and powers as receiver (including the fees of such receiver), shall be applied to the obligations imposed upon Borrower pursuant to this Mortgage, the Notes, the Loan Documents or any other Transaction Document. Any receiver or receivers so appointed shall have such rights, duties and powers as the court making the appointment shall confer, which shall include, but not by way of limitation, all of the rights and powers which Lender is authorized to exercise hereunder. Lender shall be entitled to such appointment of a receiver for the Mortgaged Property as a matter of right and if requested by Lender, Borrower shall consent to the appointment of such receiver. If the income, rents and profits collected by such receiver from the Mortgaged Property are not sufficient to pay all costs and expenses incurred by the receiver in the performance of his rights, duties and powers as receiver (including the fees of the receiver), Lender may pay such costs and expenses and the sums so advanced by Lender, together with interest thereon at the default rate of interest described in the Loan Documents, shall be immediately due and payable by Borrower to Lender, shall constitute a part of the indebtedness due Lender under this Mortgage and shall be secured by this Mortgage.

(f) In the case of a foreclosure by action, the holder of the certificate of sale may apply to the court for a reduction of the redemption period if the Mortgaged Property has been abandoned by Borrower. If, after notice to the parties as the court directs, the court finds the Mortgaged Property has been abandoned, the redemption period may be reduced to not less than sixty (60) days from the date of the recording of the certificate of sale.

Each and every remedy available to Lender pursuant to this Mortgage shall be cumulative and shall be in addition to every other remedy available to Lender hereunder, under the Notes, or any of the other Loan Documents or now or hereafter existing at law or in equity or by statute. No delay or omission of Lender to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or any acquiescence therein and every right, power or remedy given by this Mortgage or now or hereafter existing at law or in equity or by statute may be exercised from time to time and as often as may be deemed expedient by Lender.



                             MISCELLANEOUS

Borrower covenants and agrees with Lender as follows:

3.01 NO WAIVER OF PROVISIONS. No failure by Lender to insist upon the strict performance of any covenant, agreement, term or condition of this Mortgage or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial payment on the Indebtedness during the continuance of any such breach, shall constitute a waiver of any such breach or of such covenant, agreement, term or condition. No covenant, agreement, term or condition of this Mortgage to be performed or complied with by Borrower, and no breach thereof, shall be waived, altered or modified except by an instrument executed by Lender. No waiver of any breach shall affect or alter this Mortgage, but each and every covenant, agreement, term and condition of this Mortgage shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.

3.02  EXTENSIONS.

That any extension of the time for payment of the Indebtedness, release of security or any modification of this Mortgage, any of the Notes, or any of the other Loan Documents granted to any future owner of the Mortgaged Property, shall not relieve Borrower from liability to pay the Indebtedness nor release Borrower or any other party or entity liable for the Indebtedness and Borrower does hereby waive presentment, demand for payment, protest, notice of nonpayment and notice of protest.

3.03  POWERS NOT EXHAUSTED.

No right or power given to Lender by this instrument shall be exhausted by the exercise thereof on one or more occasions, but the same shall be a continuing right or power during the entire term of this Mortgage and may be exercised from time to time in accordance with the provisions of this instrument.

3.04  COVENANTS RUN WITH LAND.

The covenants and agreements herein contained shall run with the land and shall bind and inure to the benefit of the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto.

3.05  SUBROGATION.

Lender before a sale hereunder, and the purchaser at the sale hereunder, shall be subrogated to the lien of any prior encumbrance or vendor's lien, if any, on the Mortgaged Property paid out of the money secured by this Mortgage, whether or not such prior lien or encumbrance has been released of record.

3.06  SUCCESSORS AND ASSIGNS, ETC.

Whenever the singular or plural number, or masculine, feminine or neuter gender is used herein, it shall equally include the other, and every mention of the Lender or Borrower shall include the heirs, executors, legal representatives, administrators, successors and assigns of the party so designated. If more than one party or entity is designated as "Borrower" herein, each such party or entity shall be jointly and severally liable for the performance and observance of all the covenants, conditions and agreements of this Mortgage to be performed and observed by Borrower. The terms "Mortgage", "Notes", "Security Agreement", "Environmental Indemnity Agreement" and "Loan Documents" shall include all amendments, modifications and supplements thereto.

3.07  INVALID PROVISIONS TO AFFECT NO OTHERS.

If any one or more of the covenants, agreements, terms or provisions contained in this Mortgage, in the Notes or in any of the other Loan Documents shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained herein, in the Notes and in the Loan Documents shall be in no way affected, prejudiced, limited or impaired thereby.

3.08  NOTICE.

All notices to be given pursuant to this Mortgage shall be sufficient if given in accordance with the terms of the other Loan Documents.

3.09  HEADINGS.

The headings of the Sections of this Mortgage are for convenience of reference only, are not to be considered a part hereof, and shall not limit or otherwise affect any of the terms hereof or the interpretation hereof.

3.10 GOVERNING LAW.

This Mortgage shall be construed according to and shall be governed by South Dakota law.


IN WITNESS WHEREOF, Borrower has executed these presents as of the day and year first above written.

AMCON Distributing Company

By:            /s/ Michael D. James
               ---------------------------
Name (print):  Michael D. James
               ---------------------------
Title:         VP and CFO
               ---------------------------

STATE OF NEBRASKA
                                        ss.
COUNTY OF DOUGLAS


This instrument was acknowledged before me on DECEMBER 21, 2004, by Michael D. James, as VP and CFO of AMCON DISTRIBUTING COMPANY a foreign corporation.




Notary Public in and for said County and State

My Appointment Expires: February 7, 2005

/s/ Jan Klaus
-----------------



















































                             EXHIBIT A

                         Legal Description

Lot 1R in Block Two (2), Rushmore Regional Industrial Park, City of Rapid City, as shown by the plat recorded in Book 16 of plats on page 107 in the office of the Register of Deeds, Pennington County, South Dakota.